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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We have issued our report dated August 25, 2000, accompanying the financial statements of Collegiate Pacific, Inc. included in the Annual Report on Form 10-KSB for the year ended June 30, 2000, which are incorporated by reference in this Registration Statement on Form S-8. We consent to the incorporation by reference in the Registration Statement of the aforementioned report.


/s/ GRANT THORNTON LLP


Dallas, Texas
April 30, 2001